UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 6, 2024
Date of Report (date of earliest event reported)
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Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-41862 (Commission File Number)	98-1153847 (I.R.S. Employer Identification Number)
Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke, Bermuda HM 08
(Address of principal executive offices and zip code)
(441) 405-5200
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.                                Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On March 6, 2024, Hamilton Insurance Group, Ltd. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2023 and the availability of its corresponding supplementary financial information. Copies of this press release and the supplementary financial information are furnished as Exhibits 99.1 and 99.2, respectively, to this report. In addition, a copy of our investor presentation which may be referred to during our earnings call is furnished as Exhibit 99.3.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits in this report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall they be deemed to be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 - Financial Statements and Exhibits
(d):The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated March 6, 2024, issued by Hamilton Insurance Group, Ltd.
99.2	Supplementary Financial Information - December 31, 2023
99.3	Investor Presentation - December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2024.

HAMILTON INSURANCE GROUP, LTD.

By:	/s/ Brian Deegan
Name:	Brian Deegan
Title:	Group Chief Accounting Officer